                                                                   EXHIBIT 10(a)

                       STANDBY STOCK PURCHASE AGREEMENT


     THIS STANDBY STOCK PURCHASE AGREEMENT (this "Agreement"), made and entered into as of ____________, 2001, by and between Bay View Capital Corporation, a Delaware corporation (the "Company"), and ___________ (the "Purchaser").

                              W I T N E S S E T H

     WHEREAS, the Company anticipates (i) issuing to the holders of its issued and outstanding shares of common stock, $.01 par value per share (the "Common Stock"), certain transferable rights (the "Rights") to subscribe for and purchase approximately ________________ shares of Common Stock (the "Underlying Shares") at a price of $____ per share (the "Subscription Price"), such transaction being referred to in this Agreement as the "Rights Offering;"

     WHEREAS, each Right consists of (i) the right to subscribe for and purchase __________ Underlying Shares at the Subscription Price (a "Basic Subscription Privilege") and (ii) a related right entitling the holder, upon the exercise of all Rights held by such holder, to subscribe for and purchase an unlimited number of Underlying Shares at the Subscription Price, up to the amount of Underlying Shares available after all exercises of Basic Subscription Privileges, subject to proration and certain additional limitations (an "Oversubscription Privilege");

     WHEREAS, in connection with, and as part of, the Rights Offering, a number of persons, including the Purchaser, are entering into agreements with the Company (the "Standby Purchasers") to participate (i) as Standby Purchasers for the Underlying Shares in excess of _____ shares not purchased pursuant to the exercise of Rights ("Standby Shares") and (ii) as purchasers of units (the "Units") consisting of the Company's 4% Series A Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock"), and warrants (the "Warrants") to purchase shares of the Company's Common Stock, such purchase of Units being referred to in this Agreement as the "Initial Offering;" and

     WHEREAS, the Purchaser desires to agree to serve as a Standby Purchaser for a specified number of Standby Shares and to purchase a specified number of Units, all as is more particularly set forth herein;

     NOW, THEREFORE, for and in consideration of the premises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Registration of the Rights, the Underlying Shares, the Standby Shares,
          ----------------------------------------------------------------------
the Units and the Securities Comprising the Units.
-------------------------------------------------

          (a) A prospectus supplement with respect to the Rights Offering (the "Rights Offering Prospectus Supplement"), which is a part of Post-Effective Amendment No. 2 to Registration Statement No. 333-64877 on Form S-3 (the "Registration Statement"), has been filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and has been declared effective by the SEC. The Rights and any shares of Common Stock to be issued and sold by the Company upon the exercise of the Rights in the Rights Offering have been registered pursuant to the Rights Offering Prospectus Supplement and the Registration Statement, which the Purchaser acknowledges have been furnished to the Purchaser.

          (b) A prospectus supplement with respect to the Standby Shares and the Initial Offering (the "Standby Prospectus Supplement," and, together with the Rights Offering Prospectus Supplement, the "Prospectus Supplements"), which is a part of the Registration Statement, has been filed with the SEC under the Securities Act and has been declared effective by the SEC. Any Standby Shares, Units, shares of Preferred Stock and Warrants comprising the Units, shares of Common Stock issuable upon conversion of the Preferred Stock (the "Conversion Shares") and shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") to be issued and sold to the Purchaser have been registered pursuant to the Standby Prospectus Supplement and the Registration Statement, which the Purchaser acknowledges have been furnished to the Purchaser.

     2.   The Initial Offering. The Purchaser hereby agrees to purchase, and
          --------------------
the Company hereby agrees to sell, at a price equal to the Subscription Price, at the Initial Closing (as hereinafter defined), in accordance with Sections 4 and 5, __________ Units, subject to reduction pursuant to Section 6. The obligations of the Purchaser and the Company under this Agreement shall not be affected by the obligations of any other Standby Purchaser or any other person to purchase Units, Standby Shares or to purchase Common Stock pursuant to the Rights or otherwise and, except as expressly provided herein, are unconditional.

     3.   The Standby Purchase.  The Company hereby agrees to issue and sell to
          --------------------
the Purchaser and the Purchaser hereby agrees to purchase from the Company, immediately following completion of the Rights Offering and in accordance with Sections 4 and 5, up to _______ Standby Shares (the "Standby Commitment"). Subject to reduction pursuant to Section 6, the Purchaser shall purchase, and the Company shall sell, an amount of Common Stock equal to (i) the product of
(A) the aggregate amount of Standby Shares and (B) a fraction, the numerator of which is the Standby Commitment and the denominator of which is _________ (the aggregate of the Standby Commitment hereunder and the standby commitments of all other Standby Purchasers under their respective Standby Stock Purchase Agreements), plus (ii) the Allocable Remaining Share Amount; provided, however, that if the result of such calculation exceeds the Standby Commitment, the Purchaser shall only be obligated to purchase and the Company shall only be obligated to sell the amount of Common Stock equal to the Standby Commitment.

          The "Allocable Remaining Share Amount" shall equal zero if the amount of Standby Shares purchased by the Purchaser hereunder shall be reduced by operation of Section 6 hereof and otherwise shall equal the product of (x) the aggregate amount of Standby Shares, if any, that other Standby Purchasers have committed to purchase pursuant to their respective Standby Stock Purchase Agreements but that is not purchased by reason of the operation in their respective Standby Stock Purchase Agreements of limitations of the type set forth in Section 6 hereof or for any other reason, and (y) a fraction, the numerator of which is the Standby Commitment and the denominator of which is the aggregate of the Standby Commitment hereunder and the standby commitments of all other Standby Purchasers under their respective Standby Stock Purchase Agreements whose purchases are not reduced as provided in clause (x) above.

     4.   The Closings.
          ------------

          (a)  The Initial Closing.  At 10:00 a.m., Pacific time, on the date
               -------------------
(the "Initial Closing Date") following the date on which the Rights expire (the "Expiration Date"), the closing (the "Initial Closing") of the purchase and sale of the Preferred Stock and the Warrants comprising the Units in the Initial Offering pursuant to Section 2 shall take place at the offices of Keefe Ventures, LLC, 375 Park Avenue, New York, New York 10152, or such other place designated by the Company upon notice to the Purchaser not less than three days prior to the Initial Closing.

          (b)  The Standby Closing. Promptly following its determination of the
               -------------------
number of Underlying Shares that will not be sold pursuant to the exercise of Rights (and in any event no more than five business days following the Expiration Date), the Company shall notify the Purchaser of the number of Standby Shares to be purchased by the Purchaser pursuant to Section 3 and the aggregate price therefor, the date and time on which such Standby Shares shall be purchased (which shall be not less than three business days and not more than five business days following receipt by the Purchaser of such notice) and the place of such purchase, which shall be in Los Angeles, California, or such other place designated by the Company upon notice to the Purchaser not less than three days prior to the Standby Closing. The consummation of the purchase and sale of the Standby Shares pursuant to Section 3 is herein referred to as the "Standby Closing" and the time and date of such purchase and sale is referred as the "Standby Closing Date." The Initial Closing and the Standby Closing are collectively referred to as the "Closings." The Initial Closing Date and the Standby Closing Date are collectively referred to as the "Closing Dates."

          (c)  Payment and Delivery. Payment for the Preferred Stock and the
               --------------------
Warrants comprising the Units and the Common Stock hereunder shall be made by wire transfer in immediately available funds to an account designated by the Company against delivery of the Preferred Stock and the Warrants comprising the Units and the Common Stock to the Purchaser and registered as provided in
Section 5.

     5.   Delivery of the Standby Shares and the Units.  At the Closings, the
          --------------------------------------------
Preferred Stock and the Warrants comprising the Units and the Common Stock to be purchased by the Purchaser hereunder, in each case registered in the name of the Purchaser or its nominee(s), as the Purchaser may specify in writing at least three business days prior to the respective Closing Date, shall be delivered by or on behalf of the Company to the Purchaser, for the Purchaser's account against delivery by the Purchaser of the aggregate Subscription Price therefor as provided in Section 4.

     6.   Limitations on Issuance of the Standby Shares and the Units.
          -----------------------------------------------------------

          (a) The Purchaser acknowledges and agrees that, notwithstanding anything to the contrary herein contained or implied, the Company shall not be obligated to issue shares of Common Stock or shares of Preferred Stock and Warrants comprising the Units in an amount that would exceed:

               (i) if the Purchaser is a bank holding company or an affiliate of a bank holding company, 4.9% of the total issued and outstanding shares of Common Stock of the Company, assuming for this purpose the conversion of all Preferred Stock held by the Purchaser and any other Standby Purchaser and including for this purpose all other shares of Common Stock of the Company or other securities of the Company convertible into or exercisable for the purchase of Common Stock of the Company, including the Warrants, owned or controlled by the Purchaser; or

               (ii) if the Purchaser is not a bank holding company and is not an affiliate of a bank holding company, 9.9% of the total issued and outstanding shares of Common Stock of the Company, assuming for this purpose the conversion of all Preferred Stock held by the Purchaser and any other Standby Purchaser and including for this purpose all other shares of Common Stock of the Company or other securities of the Company convertible into or exercisable for the purchase of Common Stock of the Company, including the Warrants, owned or controlled by the Purchaser.

          (b) The Purchaser hereby acknowledges and agrees that, notwithstanding anything to the contrary herein contained or implied, the Company shall not be obligated to issue shares of Common Stock and the Preferred Stock and the Warrants comprising the Units to the Purchaser in an amount that, when aggregated with any other shares of Common Stock and other securities of the Company convertible into or exercisable for shares of Common Stock owned or controlled by the Purchaser, would require prior approval or non-objection of such purchase from any state or federal bank regulatory authority to own or control such securities unless (i) such approval or non-objection has been obtained, (ii) any required waiting period has expired prior to the respective Closing or (iii) satisfactory evidence thereof has been presented to the Company prior to the respective Closing Date.

          (c) The Purchaser acknowledges and agrees that, notwithstanding anything to the contrary herein contained or implied, the Company shall not be obligated to issue shares of Common Stock or shares of Preferred Stock and Warrants comprising the Units in an amount that, in the sole judgment of the Company after consultation with its tax advisor, would likely result in an "ownership change" of the Company under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code").

     7.   Limitations On Exercise of Oversubscription Privilege. To the extent
          -----------------------------------------------------
that, as a stockholder of the Company, the Purchaser is issued Rights in the Rights Offering, the Purchaser agrees to exercise in full its Basic Subscription Privilege but refrain from exercising any portion of the related
Oversubscription Privilege held by the Purchaser.

     8.   Representations and Warranties. The Company and the Purchaser hereby
          ------------------------------
confirm their agreement as follows:

          (a) The Company represents and warrants to, and covenants with, the Purchaser as follows:

               (i)   Except for the required approval contemplated by clause
(ii) of this Section 8(a), the Standby Shares, the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Rights have been duly authorized by the Company, and when issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles regardless of whether enforcement is sought in a proceeding in equity or at law. A Certificate of Designations with respect to the Preferred Stock filed with the Secretary of State of Delaware has been duly authorized and executed by the Company.

               (ii) As soon as practicable following the Standby Closing, the Company shall cause a proxy statement to be filed with the SEC and delivered to stockholders of the Company and a meeting of the Company's stockholders to be held to consider and act upon an amendment to the Company's Certificate of Incorporation for the purpose of increasing the authorized shares of Common Stock to not less than an amount that would permit the conversion of the Preferred Stock and the exercise of the Warrants.

               (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to perform its obligations under this Agreement.

               (iv) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company and this Agreement, when duly executed and delivered by the Purchaser, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles regardless of whether enforcement is sought in a proceeding in equity or at law.

               (v) The execution and delivery of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of its properties or assets are bound, with such exceptions as would not have a material adverse effect on the financial condition of the Company, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issuance of the Rights, the issuance of the shares of Common Stock upon the exercise of the Rights, the issuance of the Preferred Stock and the Warrants comprising the Units in the Initial Offering, the issuance of the Conversion Shares, the issuance of the Warrant Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the rules and regulations of the Federal Reserve Board, the Office of the Comptroller of the Currency, the Securities and Exchange Commission and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

               (vi) The Registration Statement, including Post-Effective Amendment No. 2 thereto, shall be effective at the Closing Dates and no stop order suspending the effectiveness of such Registration Statement, including Post-Effective Amendment No. 2 thereto, or any other amendment or supplement thereto shall have been issued. On the date the Registration Statement and Post-Effective Amendment No. 2 thereto became effective, the Registration Statement and Post-Effective Amendment No. 2 thereto complied, and at the Closing Dates they will comply, in all material respects with the requirements of the Securities Act. The Registration Statement and Post-Effective Amendment No. 2 thereto, including the Prospectus Supplements, on the date hereof do not contain, and at the Closing Dates they will not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements in or omissions from the Registration Statement, Post-Effective Amendment No. 2 or the Prospectus Supplements made in reliance upon and in conformity with information furnished by the Purchaser to the Company expressly for use therein.

               (vii) None of the Company's direct or indirect subsidiaries that is considered to be a "significant subsidiary" within the meaning of the Securities Act (each a "Subsidiary" and, collectively, the "Subsidiaries") is in violation of its charter or by-laws or in default under any agreement, indenture or instrument to which such Subsidiary is a party, the effect of which violation or default would be material to the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Subsidiaries pursuant to the terms of any agreement, indenture or instrument to which any of the Subsidiaries is a party, or result in a violation of the charter or by-laws of any of the Subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over any of the Subsidiaries or any of their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required of any Subsidiary for the execution, delivery and performance of this Agreement, except as has been obtained or applied for as of the date hereof, and with respect to any approvals applied for, the Company has no reason to believe such approvals will not be granted or obtained.

               (viii) The Standby Shares, to the extent issuable at the Standby Closing, shall be listed on the New York Stock Exchange as of the Standby Closing Date, subject to official notice of issuance. The Warrant Shares and the Conversion Shares shall be listed on the New York Stock Exchange promptly upon issuance. In the event that an amendment to the Company's Certificate of Incorporation for the purpose of increasing the Company's authorized shares of Common Stock to at least an amount that would permit the conversion of the Preferred Stock and the exercise of the Warrants is not approved by the Company's stockholders at their next meeting, the Company shall promptly cause the Preferred Stock to be listed on the New York Stock Exchange.

          (b) The Purchaser represents and warrants to, and covenants with, the Company as follows:

               (i) (A) If the Purchaser is an individual, he or she has full power and authority to perform his or her obligations under this Agreement.

                    (B) If the Purchaser is a corporation, the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of _____________, with corporate power and authority to perform its obligations under this Agreement.

                    (C) If the Purchaser is a trust, the Trustee has been duly appointed as Trustee of the Purchaser with full power and authority to act on behalf of the Purchaser and to perform the obligations of the Purchaser under this Agreement.

                    (D) If the Purchaser is a partnership or limited liability company, the Purchaser is a ___________ duly organized, validly existing and in good standing under the laws of _____________, with full power and authority to perform its obligations under this Agreement.

              (ii) The Purchaser has received from the Company and has reviewed carefully copies of Post-Effective Amendment No. 2 to the Registration Statement and the Prospectus Supplements as well as the documents incorporated by reference therein or filed in connection therewith, and except as set forth in this Agreement, Post-Effective Amendment No. 2 to the Registration Statement and in the Prospectus Supplements, the Purchaser is not relying on any information other than information contained in this Agreement, Post-Effective Amendment No. 2 to the Registration Statement or the Prospectus Supplements.

              (iii) The Purchaser will be purchasing any shares of Common Stock and shares of Preferred Stock and Warrants comprising the Units pursuant to the terms hereof as a passive investment in the ordinary course of the Purchaser's business, and such Purchaser does not have the intent to exercise a controlling influence, either alone or acting in concert with any other third party, over the management or policies of the Company.

              (iv) The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Purchaser. This Agreement, when duly executed and delivered by the Purchaser, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles regardless of whether enforcement is sought in a proceeding in equity or at law.

          (v) The Purchaser is not insolvent and has sufficient cash funds on hand to purchase the Standby Shares and the Preferred Stock and Warrants comprising the Units on the terms and conditions contained in this Agreement and will have such funds on the respective Closing Dates. The Purchaser has simultaneously with the execution and delivery of this Agreement or prior thereto provided the Company with evidence or otherwise substantiated that such Purchaser has the financial means to satisfy its financial obligations under this Agreement and the foregoing evidence and substantiation is a true and accurate representation of such means.

          (vi) No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required in order for the Purchaser to enter into this Agreement or purchase the Standby Shares and the Preferred Stock and the Warrants comprising the Units.

          (vii) The execution and delivery of this Agreement, the consummation by the Purchaser of the transactions herein contemplated and the compliance by the Purchaser with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the constituent documents of the Purchaser or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser is a party or by which any of the Purchaser's properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Purchaser or any of the Purchaser's properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated by this Agreement.

          (viii) Except for advisory arrangements with discretionary clients on behalf of which the Purchaser may be acquiring the Standby Shares and the Preferred Stock and the Warrants comprising the Units, the Purchaser has not entered into any contracts, arrangements, understandings or relationships, legal or otherwise, with any other person or persons with respect to the transactions contemplated by this Agreement or any securities of the Company, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss or the giving or withholding of proxies. The Purchaser does not own any securities of the Company that are pledged or otherwise subject to a contingency the occurrence of which would give another person voting power or investment power over such securities.

          (ix) The Purchaser's commitment under this Agreement is not contingent on the commitment of any other Standby Purchaser or on any minimum number of shares being issued in the Rights Offering or otherwise.

          (x) If the Purchaser is not a bank holding company, the aggregate of all shares of Common Stock directly or indirectly beneficially owned or controlled by or subject to or held with the power of vote of, in each case, within the meaning of the Change in Bank Control Act of 1978 and the rules and regulations thereunder or the California Financial Code and the rules and regulations thereunder, as the case may be, the Purchaser, together with any shares of Common Stock that may be acquired under this Agreement, including the Conversion Shares and the Warrant Shares, does not exceed 9.9% of __________, which represents the minimum total number of shares of Common Stock and Preferred Stock anticipated to be issued and outstanding upon completion of the Rights Offering, or such higher number of shares issued and outstanding upon completion of the Rights Offering together with any Conversion Shares and Warrant Shares issued pursuant to this Agreement and any other Standby Stock Purchase Agreements. If the Purchaser is a bank holding company, the aggregate of all shares of Common Stock directly or indirectly owned or controlled (within the meaning of the Bank Holding Company Act of 1956 and the rules and regulations thereunder) by the Purchaser, together any shares of Common Stock that may be acquired under this Agreement, including the Conversion Shares and the Warrant Shares, does not exceed 4.9% of __________, which represents the minimum total number of shares of Common Stock and Preferred Shares anticipated to be issued and outstanding upon completion of the Rights Offering, or such higher number of shares issued and outstanding upon completion of the Rights Offering together with any Conversion Shares and Warrant Shares issued pursuant to this Agreement and any other Standby Stock Purchase Agreements.

     9.   Closing Conditions. The respective obligations of the Company and the
          ------------------
Purchaser as set forth in this Agreement are subject, in the discretion of the Company and the Purchaser, as the case may be, to the following conditions:

          (a) No order suspending the effectiveness of Post-Effective Amendment No. 2 to the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for such purpose shall be pending before or threatened by the SEC and any requests for additional information by the SEC to be included in Post-Effective Amendment No. 2 to the Registration Statement, in the Prospectus Supplements or otherwise shall have been complied with in all material respects.

          (b) The representations and warranties of the Company and the Purchaser contained herein shall be true and correct in all material respects as of the Closing Dates and the Company and the Purchaser shall have performed all covenants and agreements herein required to be performed on its respective part at or prior to the Closing Dates.

          (c) The Company shall have conducted the Rights Offering substantially in the manner described in the Rights Offering Prospectus Supplement.

          (d) The Company shall have received payment on or prior to the Initial Closing Date, in consideration for the issuance of shares of Preferred Stock and Warrants comprising Units, from the Standby Purchasers in an aggregate amount of not less than $____ million.

          (e) Following the expiration of the Rights Offering, after performing the calculation under Section 3 of each Standby Purchaser's Standby Stock Purchase Agreement, the Standby Purchasers remain obligated to purchase an amount of Standby Shares such that the Company will receive not less than an aggregate of $____ million from the Initial Offering, the Rights Offering and the sale of Standby Shares.

          (f) The Company shall have delivered to Keefe Ventures, LLC ("Keefe"), as representative of the Standby Purchasers, at the Initial Closing:

               (i) an opinion addressed to Keefe by the Company's Vice President, General Counsel and Secretary, in a form satisfactory to Keefe; and

               (ii) a comfort letter addressed to Keefe from KPMG LLP, independent accountants, in a form satisfactory to Keefe.

     10.  Termination.
          -----------

          (a) The Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Common Stock, the establishment of limited or minimum prices for the Common Stock or a general suspension of trading in or the establishment of limited or minimum prices on any national securities exchange, any banking moratorium, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, (ii) under any circumstances that would result in the Purchaser, individually or together with any other person or entity, being required to register as a depository institution holding company under federal or state laws or regulations, or to submit an application, or notice, to acquire or retain control of a depository institution or depository institution holding company, to a federal bank regulatory authority or (iii) prior to the expiration of the Rights Offering, if the Company experiences a material adverse change in its financial condition from its financial condition on December 31, 2001.

          (b) In the event consummation of the Rights Offering is prohibited by law, rule or regulation, the Company may terminate this Agreement without liability.

          (c) Either of the parties hereto may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by ________, 2001 through no fault of the terminating party or (ii) in the event that the Company is unable to obtain any required federal or state approvals for the transactions contemplated hereby on conditions reasonably satisfactory to it despite its reasonable efforts to obtain such approvals. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

          (d) The Company and the Purchaser hereby agree that any termination of this Agreement pursuant to Sections 8(a), (b) or (c), other than termination by one party in the event of a breach of this Agreement by the other party or misrepresentation of any of the statements made hereby by the other party, shall be without liability of the Company or the Purchaser.

     11.  Future Acquisitions.
          -------------------

          (a) For a period of five years from the Standby Closing Date, the Purchaser agrees to give the Company sufficient prior written notice of any proposed acquisition of additional shares of "stock" of the Company (as defined under Section 382 of the Code and the regulations promulgated thereunder) so that the Company may determine in its reasonable judgement whether such purchase of additional shares could reasonably be expected to result in an "ownership change" under Section 382 and the regulations promulgated thereunder and, in the event the Company makes such a determination, the Purchaser agrees to limit its purchases of additional shares of Common Stock or interests therein as the Company may request to avoid such an ownership change.

          (b) The Purchaser agrees that (i) during the period beginning on the date hereof and continuing until the Standby Closing Date, it will not offer, sell, contract to sell or otherwise dispose of, or bid for, purchase, contract to purchase or otherwise acquire, any shares of Common Stock or interests therein without the prior written consent of the Company and (ii) during the period commencing the day after the Standby Closing Date and continuing until the third anniversary of the Standby Closing Date, it will not bid for, purchase, contract to purchase or otherwise acquire any shares of Common Stock or interests therein if, after consummation of such acquisition, its percentage ownership of the total number of shares of Common Stock of the Company would exceed 4.9%. The Purchaser may increase such percentage ownership above

4.9%, but in no event in excess of 9.9%, within such three-year period with the written permission of the Company.

     12.  Continuing Provisions. The representations and warranties of the
          ---------------------
Company and the Purchaser set forth in this Agreement shall be true and correct in all material respects only as of the date of this Agreement and as of the Closing Dates. All of the covenants, agreements and obligations of each of the Company and the Purchaser required to be performed by the Closing Dates shall have been duly performed and complied with by the Closing Dates unless such performance shall have been waived in writing by the Company or the Purchaser, as the case may be. The respective representations, warranties, covenants, agreements and obligations of the parties to this Agreement shall survive the Closing Dates.

     13.  Recapitalization, etc. Other than as disclosed in the Prospectus
          ---------------------
Supplements, prior to the Closings, the Company shall not split, combine, reclassify or repurchase any of its capital stock or declare or pay any extraordinary dividends on any of its capital stock.

     14.  Further Registration. In the event that the Purchaser delivers an
          --------------------
opinion of legal counsel experienced in such matters that registration under the Securities Act is necessary for the resale by the Purchaser of any Standby Shares, Warrant Shares or Conversion Shares purchased by the Purchaser pursuant to this Agreement, at the request of the Purchaser, the Company shall use commercially reasonable efforts to file and cause to be declared effective a registration statement (the "Resale Registration Statement") under the Securities Act to enable the Purchaser to resell in the public market such Standby Shares, Warrant Shares or Conversion Shares. The Purchaser shall provide all reasonable information requested by the Company in connection with the Resale Registration Statement. The Company shall bear all expenses related to the Resale Registration Statement except for any underwriting discounts, selling commissions or expenses in connection with legal counsel retained by the Purchaser in connection with the Resale Registration Statement. Notwithstanding the foregoing, if the Company shall furnish to the Purchaser a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for the Resale Registration Statement to be filed at such time, the Company shall have the right to defer the filing of the Resale Registration Statement for an aggregate of not more than 90 days after receipt of the request of the Purchaser. In the event the Company is requested to file a Resale Registration Statement, it shall (i) give 10 business days notice thereof to all other Standby Purchasers and offer to include in such Resale Registration Statement all Standby Shares, Warrant Shares and Conversion Shares held by such Standby Purchasers and (ii) upon written notice of acceptance thereof from any such Standby Purchasers within 20 business days after the date of such notice include in the Resale Registration Statement such Standby Shares, Warrant Shares and Conversion Shares as shall be requested by all such Standby Purchasers. If, upon the receipt of notice by the Purchaser that a Resale Registration Statement will be filed by the Company with respect to another Standby Purchaser, the Purchaser does not provide further notice that it would like to be included in the Resale Registration Statement pursuant to clause (ii) above, the rights of the Purchaser under this Section 14 shall thereafter terminate. The Purchaser agrees to enter into any additional agreements with respect to a Resale Registration Statement as reasonably requested by the Company that contain customary terms and conditions, including those relating to indemnification by the Company and the Purchaser.

     15.  Miscellaneous. This Agreement is made solely for the benefit of the
          -------------
Purchaser and the Company, and their respective personal representatives and successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

     16.  Assignment. Neither the Company nor the Purchaser may assign any of
          ----------
its rights under this Agreement without the prior written consent of the other party hereto.

     17.  Entire Agreement. This Agreement constitutes the entire agreement and
          ----------------
understanding between the Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way affected or impaired thereby or under the laws of any other jurisdiction.

     18.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be an original, and all such counterparts together constitute but one and the same instrument.

     19.  Amendments. This Agreement may not be amended, modified or changed,
          ----------
in whole or in part, except by an instrument in writing signed by the Company and the Purchaser.

     20.  Notices. Except as otherwise provided in this Agreement, and unless
          -------
otherwise notified by the respective addressee, all notices and communications hereunder shall be in writing and mailed or delivered or by facsimile or telephone if subsequently confirmed in writing, to:

          If to the Company:  Bay View Capital Corporation
                              1840 Gateway Drive
                              San Mateo, CA 94404
                              Attention: Robert B. Goldstein,
                                   Chief Executive Officer
                              Telephone: 650-312-7200
                              Facsimile: 650-341-4063

          With a copy to:     Gibson, Dunn & Crutcher LLP
                              333 South Grand Avenue
                              Los Angeles, CA 90071-3197
                              Attn: Dhiya El-Saden, Esq.
                              Phone: 213-229-7000
                              Fax: 213-229-7520

          If to the
          Purchaser:          _______________________________
                              _______________________________
                              _______________________________
                              Attention:_____________________
                              Telephone:_____________________
                              Facsimile:_____________________

     21.  Applicable Law. This Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of California, without regard to conflict of laws principles.

     22.  Business Day. The term "business day" shall mean a day on which
          ------------
banking institutions are open generally in New York.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the Purchaser and the Company has signed or caused to be signed its name as of the day and year first above written.

                                    BAY VIEW CAPITAL CORPORATION


                                    By:___________________________________
                                       Robert B. Goldstein, President and
                                       Chief Executive Officer


Agreed and Accepted as of the
____ day of ____, 2001:


[PURCHASER]


By:___________________________
   Name:
   Title: